EXHIBIT 10.30

AMENDMENT NO. 1 TO SETTLEMENT AGREEMENT

This amendment (“Amendment No. 1”) is made and entered into as of August 13, 2004 and amends that certain Settlement Agreement dated June 13, 2004 (“Settlement Agreement”) by and between, on the one hand, Microtune, Inc., a Delaware corporation, having offices at 2201 10th Street, Plano, TX 75074 together with its wholly owned subsidiary Microtune (Texas), L.P., a Texas limited partnership, having offices at 2201 10th Street, Plano, TX 75074 (“Microtune-LP”) (collectively, “Microtune”), and Broadcom Corporation, a corporation organized and existing under the laws of California, having offices at 16215 Alton Parkway, Irvine, California 92619 together with its wholly owned subsidiary Broadcom International Limited, a Cayman Islands Corporation, with a place of business at Zephyr House, Mary Street, P.O. Box 709 GT, Georgetown, Grand Cayman, Cayman Islands, British West Indies (“Broadcom International”) (collectively, “Broadcom”) (Microtune and Broadcom are individually referred to herein as a “Party,” and collectively as the “Parties”).

WHEREAS, the Settlement Agreement states that royalties received by Microtune under certain Immunity Agreements prior to April 30, 2004 (“Immunity Agreement Termination Date”) may be retained by Microtune; and

WHEREAS, the Parties desire to amend the Settlement Agreement to change the Immunity Agreement Termination Date to April 15, 2004 for consistency with the date that royalties commence under that certain Patent License Agreement between the Parties dated June 13, 2004.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Parties hereby agree as follows:

1.    Section 4.2 of the Settlement Agreement is hereby amended by replacing each occurrence of “April 30, 2004” in Section 4.2 with “April 15, 2004”.

2.    Section 4.3 of the Settlement Agreement is hereby amended by replacing the occurrence of “April 30, 2004” in the second sentence of Section 4.3 with “April 15, 2004”.

Except as expressly amended above, the Settlement Agreement is hereby reaffirmed by the parties and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be signed below by their respective duly authorized officers.

Microtune, Inc.		Broadcom Corporation

By:	/s/ James A. Fontaine	By:	/s/ Daniel A. Marotta

Name:	James A. Fontaine	Name:	Daniel A. Marotta

Title:	CEO	Title:	GVP/GM

Microtune (Texas), L.P.		Broadcom International Limited

By:	/s/ James A. Fontaine	By:	/s/ Daniel A. Marotta

Name:	James A. Fontaine	Name:	Daniel A. Marotta

Title:	CEO	Title:	GVP/GM